Exhibit 10.29

SECURITY AGREEMENT

dated as of

October 20, 2014

among

MPG HOLDCO I INC.,

as Borrower,

THE GUARANTORS PARTY HERETO

and

GOLDMAN SACHS BANK USA,

as Collateral Agent

i

SCHEDULES:

Schedule 1	Material Commercial Tort Claims

Schedule 2	UCC Information

EXHIBITS:

Exhibit A	Security Agreement Supplement

Exhibit B	Perfection Certificate

Exhibit C	Copyright Security Agreement

Exhibit D	Patent Security Agreement

Exhibit E	Trademark Security Agreement

SECURITY AGREEMENT

SECURITY AGREEMENT dated as of October 20, 2014 (this “Agreement”) among MPG HOLDCO I INC. (the “Borrower”), the GUARANTORS from time to time party hereto and GOLDMAN SACHS BANK USA, as the collateral agent (in such capacity, the “Collateral Agent”).

WHEREAS, the Borrower is entering into the Credit Agreement, pursuant to which the Borrower intends to borrow funds and obtain letters of credit for the purposes set forth therein;

WHEREAS, the Borrower is willing to secure the Secured Obligations, by granting security interests on its assets to the Collateral Agent as provided in the Security Documents;

WHEREAS, as a condition to the extension of credit to the Borrower under the Credit Agreement each Guarantor has guaranteed to the Secured Parties the payment in full of the Secured Obligations under the Credit Agreement and the other Credit Documents and such Guarantors are willing to secure such guarantees by granting security interests on each of its respective assets to the Collateral Agent as provided in the Security Documents;

WHEREAS, each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Lenders and the Issuing Lender have agreed to make loans or issue or participate in letters of credit under the Credit Agreement; the Designated Counterparties to Hedge Agreements have agreed to enter into or maintain them and the Designated Counterparties that are providing Secured Cash Management Obligations have agreed to provide them, pursuant to, and upon the terms and conditions specified in, the applicable Secured Agreement solely to the extent that the Secured Obligations are secured and guaranteed as described above; and

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

(a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) of this Section 1 have, as used herein (including the preamble and recitals hereof), the respective meanings provided for therein. All capitalized terms defined in the UCC and not defined in this Agreement or the Credit Agreement have the meanings specified therein. Sections 1.02 through 1.09, as applicable, of the Credit Agreement also apply to this Agreement.

(b) Additional Definitions. The following additional terms, as used herein, have the following meanings:

“Collateral” has the meaning assigned to such term in Section 2(a).

“Control” has the meaning specified in UCC Section 8-106, 9-104, 9-105, 9-106 or 9-107, as may be applicable to the relevant Collateral.

“Copyright License” means any written agreement, now or hereafter in effect granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish, publically perform, install or execute any Copyright now or hereafter owned by any other Person or any Grantor, as applicable.

“Copyrights” means all of the following now or hereafter in effect: (i) all copyrights subject to the copyright laws of the United States (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States or any State thereof and (ii) all renewals of any of the foregoing.

“Copyright Security Agreement” means a Copyright Security Agreement, substantially in the form of Exhibit C (with any changes that the Collateral Agent and the applicable Grantors shall have approved), executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Credit Agreement” means the Credit Agreement of even date herewith among the Borrower, Holdings, the Subsidiary Guarantors from time to time party thereto, the lenders party thereto from time to time and Goldman Sachs Bank USA, as administrative agent and collateral agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Grantors” means the Borrower and the Guarantors.

“Intellectual Property” means any and all United States intellectual property of every kind and nature, including all inventions, designs, Copyrights, Patents, Trademarks, IP Licenses, trade secrets, confidential or proprietary technical and business information, know-how, software and databases and all embodiments or fixations thereof and related documentation, and all registrations and applications for registration of, and all additions, improvements and accessions thereto.

“Intellectual Property Filing” means (i) with respect to any Patent, Patent License, Trademark or Trademark License that constitutes Recordable Intellectual Property, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form and (ii) with respect to any Copyright or Copyright License that constitutes Recordable Intellectual Property, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to have recorded with the United States Patent and Trademark Office and the United States Copyright Office, respectively, the Transaction Lien granted to the Collateral Agent in such Recordable Intellectual Property.

“Intellectual Property Security Agreement” means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

“IP License” means any Patent License, Trademark License, Copyright License or any other agreement, now or hereafter in effect, granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right with respect to any Intellectual Property now or hereafter in existence.

“Material Commercial Tort Claim” means a Commercial Tort Claim involving a claim for more than $7,500,000.

“Original Grantor” means any Grantor that grants a Lien on any of its assets hereunder on the Closing Date.

“own” refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and “acquire” refers to the acquisition of any such rights.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right with respect to any Patent or any right with respect to any invention on which a Patent is in existence.

“Patents” means all of the following now or hereafter in effect: (i) all letters patent and design letters patent of the United States and all applications for letters patent or design letters patent of the United States, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof and (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing.

“Patent Security Agreement” means a Patent Security Agreement, substantially in the form of Exhibit D (with any changes that the Collateral Agent and the applicable Grantors shall have approved), executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Perfection Certificate” means the Perfection Certificate delivered on the Closing Date, as supplemented from time to time by any Perfection Certificate Supplement or as supplemented in any other manner contemplated hereby or by any other Credit Document.

“Pledged”, when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time pursuant to the terms of this Agreement. For example, “Pledged Capital Stock” means any Capital Stock that is included in the Collateral at such time.

“Recordable Intellectual Property” means (i) any Patent registered with the United States Patent and Trademark Office, and any Patent License with respect to a Patent so registered in which a Grantor is a licensee, (ii) any Trademark registered with the United States Patent and Trademark Office, and any Trademark License with respect to a Trademark so registered in which a Grantor is a licensee, (iii) any Copyright registered with the United States Copyright Office and any Copyright License with respect to a Copyright so registered in which a Grantor is a licensee and (iv) all rights in or under any of the foregoing.

“Secured Agreement”, when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Borrower and/or obligations of a Guarantor with respect to such Obligation.

“Security Agreement Supplement” means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 20 of this Agreement, subject to terms and provisions of the Credit Agreement (including, without limitation, Section 6.09 of the Credit Agreement).

“Secured Guarantee” means, with respect to each Guarantor, its guarantee of the Secured Obligations under Article 11 of the Credit Agreement (or under any joinder to the Credit Agreement as provided under Section 6.09 to the Credit Agreement).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right to use any Trademark now or hereafter owned by and other Person or any Grantor, as applicable.

“Trademarks” means all of the following now or hereafter in effect: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, whether registered or not, (ii) the goodwill of the business symbolized by or associated with any of the foregoing, (iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, and (iv) all renewals of any of the foregoing.

“Trademark Security Agreement” means a Trademark Security Agreement, substantially in the form of Exhibit E (with any changes that the Collateral Agent and the applicable Grantors shall have approved), executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

“Transaction Liens” means the Liens granted by the Grantors under the Security Documents.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, provided that, if perfection or the effect of perfection or non perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.

Section 2. Grant of Transaction Liens.

(a) The Borrower, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Borrower or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the “Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles (including (A) any Capital Stock in other Persons that do not constitute Investment Property and (B) any Intellectual Property);

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) the Material Commercial Tort Claims described in Schedule 1 (as updated from time to time pursuant to Section 10(b));

(xi) all Letter-of-Credit Rights with a fair market value that is equal to or exceeds $7,500,000;

(xii) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Grantor pertaining to any of its Collateral;

(xiii) such Grantor’s ownership interest in its (A) Cash Collateral Accounts (B) all cash held in its Cash Collateral Accounts from time to time and (C) all other money in the possession of the Collateral Agent;

(xiv) all other Goods (including but not limited to Fixtures) and personal property of such Grantor, whether tangible or intangible; and

(xv) all Proceeds of the Collateral described in the foregoing clauses (i) through (xiv);

provided, however, that notwithstanding any other provision of this Agreement, the term “Collateral” (and each component definition thereof) shall not include any, and this Agreement shall not, at any time, constitute a grant of, or create a security interest in any property that constitutes Excluded Assets; provided further, however, that any Proceeds, products, substitutions or replacements of Excluded Assets shall not constitute Excluded Assets unless such Proceeds, products, substitutions or replacements would themselves constitute Excluded Assets.

(b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted herein includes (i) a continuing security interest in any Supporting Obligation that supports such payment or performance and (ii) any Lien that (A) secures such right to payment or performance or (B) secures any such Supporting Obligation except, in each case, to the extent any of the foregoing would constitute Excluded Assets.

(c) The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

(d) Notwithstanding anything to the contrary in this Agreement or any other Credit Document, none of the Grantors shall be required to (A) take any actions with respect to perfection of security interests in (i) any asset specifically requiring perfection through a control agreement or other control arrangements, including in respect of any deposit, securities or commodities accounts, other than in respect of Pledged Capital Stock or Pledged Instruments as required herein or (ii) Letter-of-Credit Rights to the extent that a security interest therein cannot be perfected as Supporting Obligations on the primary collateral by filing a UCC financing statement, (B) enter into any pledge, security agreement, mortgage, deed, charge agreement or similar agreement granting a security interest in any asset or property located outside of the United States or take any other action to create or perfect any security interest in such assets or property and no foreign intellectual property filings or searches shall be required or (C) grant or perfect a security interest in assets or property for which the Borrower and the Collateral Agent reasonably agree that the cost, burden or consequences (including adverse tax consequences) of obtaining or perfecting a security interest in such assets or property exceeds the practical benefit of such Collateral to the Secured Parties.

Section 3. General Representations and Warranties. Each Grantor represents and warrants that:

(a) Such Grantor owns its Collateral free and clear of any Lien other than Permitted Liens.

(b) No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record an effective Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents (i) with respect to the Transaction Liens and the Permitted Liens or (ii) for which duly authorized proper termination statements have been delivered to the Collateral Agent for filing.

(c) This Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles and principles of good faith and dealing.

(d) When UCC financing statements describing the Collateral as “all personal property” (or a substantially similar description) have been filed in the offices specified in Schedule 2 (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.09 of the Credit Agreement), the Transaction Liens will constitute perfected first-priority security interests in the Collateral owned by such Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens except for Permitted Liens. When, in addition to the filing of such UCC financing statements described above, the applicable Intellectual Property Filings have been made with respect to such Grantor’s material Recordable Intellectual Property (including any future filings required pursuant to Section 4(a) and Section 5(a) and subject to Section 6.09 of the Credit Agreement), the Transaction Liens will constitute perfected first-priority security interests in all right, title and interest of such Grantor in such Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens except for Permitted Liens. To the extent that a security interest may be perfected by filing pursuant to the UCC, except for the filing and due recordation of (i) such UCC financing statements (and any relevant continuation filings in connection therewith) and (ii) such Intellectual Property Filings (and any relevant continuation filings in connection therewith), no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof against the Credit Parties or for the perfection of the Transaction Liens.

Section 4. Further Assurances; General Covenants. Each Grantor covenants as follows:

(a) Such Grantor will, subject to the terms and provisions of Section 2, from time to time, at the Borrower’s expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing) that from time to time that the Collateral Agent may reasonably request in each case in a manner consistent with the definition of Collateral and Section 2(d), in order (i) to create, preserve, perfect or protect the Transaction Liens on such Grantor’s Collateral (subject to Permitted Liens) and (ii) solely in the case of Pledged Investment Property and Pledged Letter of Credit Rights, cause the Collateral Agent to have Control thereof, in each case the amount thereof exceeds $7,500,000.

(b) Such Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements in such relevant jurisdictions with such descriptions of collateral (including “all assets” or “all personal property” or other words to that effect) and other information set forth therein as the Collateral Agent may deem reasonably necessary or desirable for the purposes set forth in the preceding sentence in accordance with the terms and provisions of this Agreement. The

Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be reasonably necessary or advisable for the purpose of perfecting, preserving, continuing, enforcing or protecting the first priority security interests in the material Recordable Intellectual Property granted by each Grantor. The Borrower will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto in accordance with Section 12.01 of the Credit Agreement.

(c) In the event of any change (i) in such Grantor’s corporate name, (ii) in the jurisdiction of organization or formation of such Grantor, (iii) in such Grantor’s type or form of business entity (e.g., limited liability company, corporation or partnership) or (iv) in such Grantor’s Federal Taxpayer Identification Number (or state organizational identification number (to the extent necessary to perfect or maintain the perfection and priority of the Collateral Agent’s security interest in the applicable Collateral)) such Grantor shall promptly deliver written notice of such change to the Collateral Agent and promptly make all filings under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid and perfected security interest in all the Collateral of such Grantor.

(d) Without limiting such Grantor’s obligations pursuant to this Section 4, the Borrower and the Collateral Agent may agree that the costs or burden in requiring such Grantor to execute, deliver, file or record any statement, assignment, instrument, document, agreement or other paper in furtherance of this Section 4 outweigh the benefits thereof.

Section 5. Recordable Intellectual Property. Each Grantor covenants as follows:

(a) On the Closing Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all material Recordable Intellectual Property then owned by such Grantor. Together with the delivery of each Compliance Certificate delivered pursuant to Section 6.02(a) of the Credit Agreement (or such longer period as the Collateral Agent may reasonably agree), each Grantor will sign and deliver to the Collateral Agent an appropriate Intellectual Property Security Agreement covering any material Recordable Intellectual Property owned by it that, in each case, is not covered by any previous Intellectual Property Security Agreement so signed and delivered by such Grantor.

(b) Such Grantor will notify the Collateral Agent promptly if it knows that any material application or registration for material Recordable Intellectual Property owned by or licensed to such Grantor is reasonably expected to become abandoned or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Grantor’s ownership of, or rights to, such material Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same except, in each case, for Dispositions permitted under the Credit Agreement. If any of such Grantor’s rights to any such material Recordable Intellectual Property are infringed, misappropriated or diluted by a third party, such Grantor will promptly notify the Collateral Agent after it learns thereof and will, after the Collateral Agent’s reasonable written request, unless in such Grantor’s commercially reasonable business judgment such action would be detrimental to the Grantor’s business activities or business relations or would be of immaterial economic or strategic value, reasonably promptly sue for infringement, misappropriation or dilution and attempt to receive any and all damages for such infringement, misappropriation or dilution and take such commercially reasonable actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Recordable Intellectual Property, except where such infringement, misappropriation or dilution could not reasonably be expected to result in a Material Adverse Effect.

(c) Upon the occurrence and during the continuance of an Event of Default, at the written request of the Collateral Agent, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each IP License under which such Grantor is a licensee to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee.

Section 6. Investment Property. Each Grantor represents, warrants and covenants as follows:

(a) Certificated Securities. On the Closing Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will deliver to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Grantor. Thereafter, whenever such Grantor acquires any other certificate representing a Pledged Certificated Security, such Grantor will no later than the later of (i) 60 days (or such longer period as the Collateral Agent may agree) after such acquisition and (ii) the date on which a Compliance Certificate is next required to be delivered pursuant to Section 6.02(a) of the Credit Agreement deliver such certificate to the Collateral Agent as Collateral hereunder. The provisions of this subsection (a) are subject to the limitation in Section 6(f) in the case of Capital Stock in an Excluded Subsidiary.

(b) Uncertificated Securities. Each Grantor that is a limited liability company or a partnership and that is an issuer of Pledged Uncertificated Securities hereby (A) subject to the notice requirements set forth in Section 12(a), agrees to comply with any “instruction” (as defined in Section 8-102 of the UCC) originated by the Collateral Agent and relating to its Pledged Uncertificated Securities without further consent by any other Grantor that owns such Pledged Uncertificated Securities or any other Person and (B) confirms that it has not entered into, and agrees that until the termination of the Transaction Liens in accordance with Section 19 it will not enter into, any agreement with any other Person relating to its Pledged Uncertificated Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such Person (other than in connection with any Permitted Lien).

(c) Perfection as to Certificated Securities. When such Grantor delivers the certificate representing any Pledged Certificated Securities which may be perfected by possession owned by it to the Collateral Agent and complies with Section 6(e) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens other than the Permitted Liens, (ii) the Collateral Agent will have Control of such Pledged Certificated Security and (iii) assuming the Collateral Agent does not have notice of any adverse claim to such Perfected Certificated Security (it being understood and agreed that as of the Closing Date, the Collateral Agent does not have notice of any adverse claim to such Perfected Certificated Security), the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

(d) [Reserved].

(e) Delivery of Pledged Certificates. All Pledged certificates representing Pledged Certificated Securities as required to be delivered hereunder, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, accompanied by duly executed instruments of transfer or assignment in blank or other instruments of transfer, reasonably satisfactory to the Collateral Agent.

(f) Excluded Assets. Such Grantor will not be obligated to comply with the provisions of this Section 6 at any time with respect to any Capital Stock in any Subsidiary if and to the extent (but only to the extent) that such Capital Stock is an Excluded Asset or an Excluded Subsidiary.

(g) Certification of Limited Liability Company and Partnership Interests. Any limited liability company and any partnership controlled by any Grantor shall either (i) not include in its operative documents any provision that any Capital Stock in such limited liability company or such partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (ii) certificate any Capital Stock in any such limited liability company or such partnership. To the extent an interest in any limited liability company or partnership controlled by any Grantor and pledged hereunder is certificated or becomes certificated, each such certificate shall be delivered to the Collateral Agent pursuant to Section 6(a) above and such Grantor shall fulfill all other requirements under Section 6 applicable in respect thereof.

Section 7. [Reserved].

Section 8. [Reserved].

Section 9. [Reserved].

Section 10. Commercial Tort Claims. Each Grantor represents, warrants and covenants as follows:

(a) In the case of an Original Grantor, Schedule 1 accurately describes, with reasonable specificity, each Material Commercial Tort Claim with respect to which such Original Grantor is the claimant as of the Closing Date.

(b) If any Grantor acquires a Material Commercial Tort Claim after the Closing Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), no later than the later of (i) 60 days (or such longer period as the Collateral Agent may agree) after such acquisition and (ii) the date on which a Compliance Certificate is next required to be delivered pursuant to Section 6.02(a) of the Credit Agreement, the Borrower will deliver to the Collateral Agent an updated Schedule 1 describing all Material Commercial Tort Claims of the Grantors as of the date thereof (including such acquired Material Commercial Tort Claim) with reasonable specificity.

Section 11. Transfer of Record Ownership. At any time when an Event of Default shall have occurred and be continuing, the Collateral Agent may upon written notice to the Grantors (and to the extent that action by it is required, the relevant Grantor, if directed to do so by the Collateral Agent, will promptly) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 11. If the provisions of this Section 11 are implemented, Section 6(b) shall not thereafter apply to any Pledged Security that is registered in the name of the Collateral Agent or its nominee. The Collateral Agent will promptly give to the relevant Grantor copies of any notices and other communications received by the Collateral Agent with respect to Pledged Capital Stock registered in the name of the Collateral Agent or its nominee.

Section 12. Right to Vote Equity Interests.

(a) Unless an Event of Default shall have occurred and be continuing, each Grantor will have the right to exercise all voting rights with respect to any Pledged Capital Stock owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Collateral Agent will, upon receiving a written request from such Grantor, deliver to such Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Capital Stock that is registered in the name of the Collateral Agent or its nominee or any such Pledged Security Entitlement as to which the Collateral Agent or its nominee is the Entitlement Holder.

(b) If an Event of Default shall have occurred and be continuing, after the Collateral Agent shall have provided at least one Business Day’s notice to the Grantors in writing thereafter, the Collateral Agent will have the exclusive right to the extent permitted by law to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Equity Interests and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Collateral Agent had an interest therein identical to that of the applicable Grantor, and each Grantor will to take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right; provided that no such notice shall be required in the case of an Event of Default pursuant to Sections 9.01(a), (f) or (g) of the Credit Agreement.

Section 13. Remedies upon Event of Default.

(a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may, and at the direction of Required Lenders shall, exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under this Agreement.

(b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may, and at the direction of Required Lenders shall, exercise on behalf of the Secured Parties all the rights of a secured party under the UCC with respect to any Collateral and, in addition, the Collateral Agent may, and at the direction of Required Lenders shall, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. To the maximum extent permitted by applicable law, the Collateral Agent may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all of any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor. The Collateral Agent shall not be obliged to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may, and at the direction of Required Lenders shall, adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, each Grantor hereby waives all rights of demand, redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent may, and at the direction of Required Lenders shall, disclaim any warranty, as to title or as to any other matter, in connection with such sale or other disposition, and its doing so shall not be considered adversely to affect the commercial reasonableness of such sale or other disposition.

(c) At such time as an Event of Default shall have occurred and be continuing, if the Collateral Agent sells any of the Collateral upon credit, the Grantors will be credited only with payment actually made by the purchaser, received by the Collateral Agent and applied in accordance with Section 14. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the same, subject to the same rights and duties set forth herein.

(d) Notice of any such sale or other disposition shall be given to the relevant Grantor(s) as (and if) required by the UCC.

(e) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement for the benefit of the Secured Parties at such time as the Collateral Agent shall be entitled to exercise such rights and remedies pursuant to this Agreement, each Grantor hereby grants to the Collateral Agent a nonexclusive (until the Termination Date and subject in all respects to existing licenses) license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense (but solely to the extent permitted under all applicable IP Licenses) any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and including in such license access to media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, solely to the extent necessary to enable the Collateral Agent to realize on the Collateral. Such license may be exercised by the Collateral Agent only upon the occurrence and during the continuation of an Event of Default and only in connection with the operations and business of such Grantors and the exercise of remedies in compliance with the terms of this Agreement; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

(f) The foregoing provisions of this Section 13 shall apply to Fixtures to the extent such Fixtures are governed by Article 9 of the UCC and to the extent permitted by applicable law and contemplated by the provisions of any applicable Mortgage.

Section 14. Application of Proceeds.

(a) If an Event of Default shall have occurred and be continuing and the Collateral Agent exercises the remedies provided to it hereunder or under applicable law, the Collateral Agent shall apply the Proceeds of any sale or other disposition of all or any part of the Collateral and the Proceeds from the sale of any Mortgaged Property in the following order of priorities:

first, to pay the expenses of such sale or other disposition, including all reasonable compensation to agents of and counsel for the Collateral Agent and the Administrative Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent and the Administrative Agent in connection with the Security Documents and any other amounts then due and payable to the Collateral Agent and the Administrative Agent pursuant to Section 12.01 of the Credit Agreement;

second, to pay ratably all interest on and fees in respect of the Secured Obligations payable under the Credit Agreement or in respect until payment in full of all such interest and fees shall have been made;

third, to pay ratably the unpaid principal (including all payment obligations in respect of any Hedge Agreement, outstanding Reimbursement Obligations and the cash collateralization of Letter of

Credit Exposure in such amounts as permitted or required under the Credit Agreement) of the Secured Obligations (or provide for the payment thereof pursuant to Section 14(b), below), until payment in full of such Secured Obligations shall have been made (or so provided for);

fourth, to pay all other Secured Obligations (other than contingent indemnification obligations for which no claim has yet been made) ratably, until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

finally, to pay to, or at the direction of, the relevant Grantor, or as a court of competent jurisdiction may otherwise direct to whomever may be lawfully entitled to receive the same, any surplus then remaining from the Proceeds of the Collateral owned by it;

provided that any cash held in Cash Collateral Accounts shall be applied for the purposes for which such cash was deposited, with any excess being applied in accordance with the above referenced clauses. The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

(b) In making the payments and allocations required by this Section 14, the Collateral Agent may rely upon information supplied to it pursuant to Section 18(c). All distributions made by the Collateral Agent pursuant to this Section 14 shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

Section 15. Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder and indemnification as provided pursuant to Sections 12.01 and 12.02 of the Credit Agreement and shall reimburse the expenses of and indemnify the Collateral Agent as if each Grantor was a party to such Sections 12.01 and 12.02.

(b) If an Event of Default shall have occurred and be continuing and in connection with the Collateral Agent exercising the remedies available to it under this Agreement, if any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in this Agreement as to Collateral, the Borrower will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

Section 16. Authority to Administer Collateral. Each Grantor irrevocably appoints (until the Termination Date) the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrower’s expense, to the extent permitted by law to exercise, at any time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Grantor’s Collateral:

(a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

(b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(c) to sell, lease, license or otherwise dispose of the same or the Proceeds or avails thereof, as fully and effectually as if the Collateral Agent had an interest therein identical to that of the applicable Grantor; and

(d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Grantor at least 10 days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (x) contain the information specified in UCC Section 9-613, (y) be Authenticated and (z) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

Notwithstanding anything to the contrary herein, the foregoing provisions of this Section 16 shall apply to Fixtures to the extent such Fixtures are governed by Article 9 of the UCC and to the extent permitted by applicable law and contemplated by the provisions of any applicable Mortgage.

Section 17. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith, except to the extent that such liability arises from the Collateral Agent’s or such sub-agent’s or bailee’s gross negligence, bad faith or willful misconduct or material breach of this Agreement or the other Credit Documents.

Section 18. General Provisions Concerning the Collateral Agent.

(a) The provisions of Article 10 and Sections 12.01 and 12.02 of the Credit Agreement shall inure to the benefit of the Collateral Agent, to the extent provided for therein, and shall be binding upon all Grantors and all Secured Parties, in connection with this Agreement and the other applicable Security Documents. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents.

(b) Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 17 and this Section 18 shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

(c) Information as to Obligations and Actions by Secured Parties. For all purposes of the Security Documents or whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from (i) its own records for information as to the Lenders, their Secured Obligations and actions taken by them, and (ii) any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from its own records.

Section 19. Termination of Transaction Liens and Secured Guarantees; Release of Collateral and Subsidiary Guarantors.

(a) This Agreement, the Transaction Liens granted by the Grantors herein and the pledge of the Collateral hereunder shall terminate upon the Termination Date; provided that if at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

(b) A Guarantor shall automatically be released from its obligations hereunder and the security interests created hereunder in the Collateral of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement or otherwise in accordance with the Credit Documents as a result of which such Guarantor ceases to be a Guarantor. Upon any sale or other Disposition (or substantially concurrently with such release is to be sold or transferred) by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Credit Party, the Transaction Lien on such Collateral shall be automatically released.

(c) Any Transaction Lien shall automatically be released (i) on any Collateral (but not all or substantially all the Collateral) with the prior written consent of the Required Lenders, (ii) on all or substantially all the Collateral (or any Guarantor shall be released) with the prior written consent of all Lenders, in each case of clause (i) and (ii), in accordance with Section 12.06 of the Credit Agreement or (iii) if such property subject to such Transaction Lien does not constitute (or ceases to constitute) Collateral.

(d) Upon any termination or release pursuant to paragraphs (a) through (c) above, the Collateral Agent shall, at the expense of the relevant Grantor, promptly execute and deliver to such Grantor all UCC termination statements and similar documents as such Grantor shall reasonably request to evidence such termination or release.

(e) At any time the respective Grantor desires the Collateral Agent take any action in Section 19(d), it shall, upon request of Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral or Guarantor is permitted under the Credit Agreement. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any such certificate in connection with the actions taken pursuant to this clause (e).

(f) So long as no Event of Default then exists, the Collateral Agent shall promptly deliver to the applicable Grantor any Pledged Collateral in its possession if requested to be delivered to the issuer or holder thereof in connection with any action or transaction that is permitted or not restricted by the Credit Agreement.

Section 20. Additional Subsidiary Guarantors and Grantors. Pursuant to Section 6.09 of the Credit Agreement, any applicable Subsidiary may become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a “Grantor” as defined herein.

Section 21. Notices. Each notice, request or other communication given to any party hereunder shall be given in accordance with Section 12.05 of the Credit Agreement, and in the case of any such notice, request or other communication to a Grantor other than the Borrower, shall be given to it in care of the Borrower.

Section 22. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Credit Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

Section 23. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the other Secured Parties. If all or any part of any Secured Party’s interest in any Secured Obligation is assigned or otherwise transferred pursuant to the terms of the Credit Agreement, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on and inure to the benefit of the Grantors and their respective successors and assigns (including all Persons who become bound as a debtor to this Agreement).

Section 24. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into pursuant to Section 12.06 of the Credit Agreement. No such waiver, amendment, modification or termination shall be binding upon any Grantor, except with its prior written consent.

Section 25. Choice of Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement (including, without limitation, any claims sounding in contract law or tort law arising out of the subject matter hereof) shall be construed in accordance with and governed by the laws of the State of New York.

Section 26. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER APPLICABLE SECURITY DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 26.

Section 27. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Security Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 28. Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto or different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic transmission (including “.pdf” or “.tif” format) shall be effective as a manually signed counterpart of this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GOLDMAN SACHS BANK USA, as Collateral Agent

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[Signature Page to Security Agreement]

Borrower:

MPG HOLDCO I INC.

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

[Signature Page to Security Agreement]

Holdings:

METALDYNE PERFORMANCE GROUP INC.

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

[Signature Page to Security Agreement]

Subsidiary Guarantors:

ASP GREDE INTERMEDIATE HOLDINGS LLC

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Secretary

ASP GREDE ACQUISITIONCO LLC

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President and Chief Executive Officer

GREDE HOLDINGS LLC

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Secretary

GSC RIII-GREDE CORP.

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President

SHOP IV SUBSIDIARY INVESTMENT (GREDE), INC.

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President

GREDE II LLC

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President and Chief Executive Officer

GREDE MACHINING LLC

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President

[Signature Page to Security Agreement]

CITATION LOST FOAM PATTERNS, LLC

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President

GREDE WISCONSIN SUBSIDIARIES LLC

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President

[Signature Page to Security Agreement]

ASP HHI HOLDINGS, INC.

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Secretary

ASP HHI INTERMEDIATE HOLDINGS, INC.

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Secretary

ASP HHI INTERMEDIATE HOLDINGS II, INC.

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Secretary

ASP HHI ACQUISITION CO., INC.

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Secretary

JERNBERG INDUSTRIES, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

IMPACT FORGE GROUP, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

[Signature Page to Security Agreement]

HHI FORMTECH, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

KYKLOS BEARING INTERNATIONAL, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Chief Executive Officer

CLOYES GEAR AND PRODUCTS, INC.

By:	/s/ M. Trevor Myers
Name:	M. Trevor Myers
Title:	President and Chief Executive Officer

THE MESH COMPANY, LLC

By:	/s/ M. Trevor Myers
Name:	M. Trevor Myers
Title:	President and Chief Executive Officer

HHI FORGING, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Chief Executive Officer

[Signature Page to Security Agreement]

HHI HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

FORGING HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Chief Executive Officer

HEPHAESTUS HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Chief Executive Officer

JERNBERG HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

IMPACT FORGE HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Chief Executive Officer

HHI FORMTECH HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

[Signature Page to Security Agreement]

BEARING HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Executive Officer

GEARING HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Executive Officer

KYKLOS HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Executive Officer

CLOYES GEAR HOLDINGS, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	President and Executive Officer

CLOYES ACQUISITION COMPANY

By:	/s/ M. Trevor Myers
Name:	M. Trevor Myers
Title:	President and Chief Executive Officer

HHI FUNDING II, LLC

By:	/s/ George Thanopoulos
Name:	George Thanopoulos
Title:	Chief Executive Officer

[Signature Page to Security Agreement]

ASP MD HOLDINGS, INC.

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Assistant Secretary

ASP MD INTERMEDIATE HOLDINGS, INC.

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Assistant Secretary

ASP MD INTERMEDIATE HOLDINGS II, INC.

By:	/s/ Eric Schondorf
Name:	Eric Schondorf
Title:	Vice President and Assistant Secretary

MD INVESTORS CORPORATION

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

METALDYNE, LLC

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

METALDYNE POWERTRAIN COMPONENTS, INC.

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

[Signature Page to Security Agreement]

PUNCHCRAFT MACHINING AND TOOLING, LLC

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

METALDYNE SINTERFORGED PRODUCTS, LLC

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

METALDYNE SINTERED RIDGWAY, LLC

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

METALDYNE BSM, LLC

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

METALDYNE M&A BLUFFTON, LLC

By:	/s/ Thomas A. Amato
Name:	Thomas A. Amato
Title:	President and Chief Executive Officer

[Signature Page to Security Agreement]

Schedule 1

Material Commercial Tort Claims

None.

Schedule 2

UCC Information

Name of Grantor	Filing Office
Metaldyne Performance Group Inc.	Delaware Secretary of State
MPG Holdco I Inc.	Delaware Secretary of State
ASP Grede Intermediate Holdings LLC	Delaware Secretary of State
ASP Grede Acquisitionco LLC	Delaware Secretary of State
GSC RIII-Grede Corp.	Delaware Secretary of State
SHOP IV SUBSIDIARY INVESTMENT (GREDE), INC.	Delaware Secretary of State
Grede Holdings LLC	Delaware Secretary of State
Citation Lost Foam Patterns, LLC	Delaware Secretary of State
Grede II LLC	Delaware Secretary of State
Grede Machining LLC	Delaware Secretary of State
Grede Wisconsin Subsidiaries LLC	Wisconsin Department of Financial Institutions
ASP HHI Holdings, Inc.	Delaware Secretary of State
ASP HHI Intermediate Holdings, Inc.	Delaware Secretary of State
ASP HHI Intermediate Holdings II, Inc.	Delaware Secretary of State
ASP HHI Acquisition Co., Inc.	Delaware Secretary of State
HHI Holdings, LLC	Delaware Secretary of State
Forging Holdings, LLC	Delaware Secretary of State
Hephaestus Holdings, LLC	Delaware Secretary of State
HHI FormTech Holdings, LLC	Delaware Secretary of State
HHI FormTech, LLC	Delaware Secretary of State
HHI Funding II, LLC	Delaware Secretary of State
HHI Forging, LLC	Delaware Secretary of State

Name of Grantor	Filing Office
Jernberg Holdings, LLC	Delaware Secretary of State
Impact Forge Holdings, LLC	Delaware Secretary of State
Jernberg Industries, LLC	Delaware Secretary of State
Impact Forge Group, LLC	Delaware Secretary of State
Bearing Holdings, LLC	Delaware Secretary of State
Kyklos Holdings, LLC	Delaware Secretary of State
Kyklos Bearing International, LLC	Delaware Secretary of State
Gearing Holdings, LLC	Delaware Secretary of State
Cloyes Gear Holdings, LLC	Delaware Secretary of State
Cloyes Gear and Products, Inc.	Ohio Secretary of State
The Mesh Company, LLC	Arkansas Secretary of State
Cloyes Acquisition Company	Delaware Secretary of State
ASP MD Holdings, Inc.	Delaware Secretary of State
ASP MD Intermediate Holdings, Inc.	Delaware Secretary of State
ASP MD Intermediate Holdings II, Inc.	Delaware Secretary of State
MD Investors Corporation	Delaware Secretary of State
Metaldyne, LLC	Delaware Secretary of State
Metaldyne Powertrain Components, Inc.	Delaware Secretary of State
Punchcraft Machining and Tooling, LLC	Delaware Secretary of State
Metaldyne SinterForged Products, LLC	Delaware Secretary of State
Metaldyne Sintered Ridgway, LLC	Delaware Secretary of State
Metaldyne BSM, LLC	Delaware Secretary of State
Metaldyne M&A Bluffton, LLC	Delaware Secretary of State

EXHIBIT A

to Security Agreement

SECURITY AGREEMENT SUPPLEMENT

SECURITY AGREEMENT SUPPLEMENT, dated as of [            ] [__], 20[__], between [NAME OF GRANTOR] (the “Grantor”) and GOLDMAN SACHS BANK USA, as Collateral Agent.

WHEREAS, MPG Holdco I Inc., the Guarantors and Goldman Sachs Bank USA, as Collateral Agent, are parties to a Security Agreement, dated as of October 20, 2014 (as may be amended, restated, amended and restated, supplemented or otherwise modified and as heretofore amended and/or supplemented, the “Security Agreement”), under which MPG Holdco I Inc. secures certain of its obligations (the “Obligations”) and the Guarantors secure their respective guarantees thereof;

WHEREAS, [name of Grantor] desires to become a party to the Security Agreement as a Grantor thereunder; and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Transaction Liens. Upon and subject to the terms and conditions of the Security Agreement, in order to secure its Secured Guarantee, the Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the Collateral of the Grantor (the “New Collateral”).

3. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Collateral Agent, the Grantor is complying with the provisions of Section 6 of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the Collateral at such time.

4. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Grantor thereunder and be bound by all the provisions thereof as fully as if the Grantor were one of the original parties thereto.

5. Representations and Warranties.

(a) The Grantor is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, except where the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance of this Security Agreement Supplement (i) have been duly authorized by all requisite corporate or limited liability company and, if required, stockholder or member action and (ii) will not violate any provision of (x) any applicable law, statute, rule or regulation, or (y) the certificate or articles of incorporation or other constitutive documents or by-laws or operating agreement of the Grantor, except, with respect to any violation referred to in clause (b)(ii)(x) above, to the extent such violation would not reasonably be expected to result in a Material Adverse Effect.

(c) This Security Agreement Supplement has been duly executed and delivered by the Grantor and constitutes a valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles.

(d) Each of the representations and warranties set forth in the Security Agreement is true and correct in all material respects as applied to the Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Grantor” shall be deemed to refer to the Grantor and references to Schedules (as such references relate to the Grantor) to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to “Collateral” (as such references relate to the Grantor) shall be deemed to refer to the Collateral as supplemented by this Security Agreement Supplement, and references to the “Closing Date” (as such references relate to the Grantor) shall be deemed to refer to the date on which the Grantor signs and delivers this Security Agreement Supplement.

(e) Schedule 1 accurately describes with reasonable specificity, each Material Commercial Tort Claim with respect to which the Grantor is the claimant as of the date first written above. Set forth on Schedule 2 is a list of all equity interests owned by the Grantor as of the date first written above together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust).

6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF GRANTOR]

By:
Name: Title: Type of Organization: Jurisdiction of Organization/Formation: Organizational Identification Number:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Name: Title:

Schedule 1

to Security Agreement Supplement

MATERIAL COMMERCIAL TORT CLAIMS

Schedule 2

to Security Agreement Supplement

EQUITY INTERESTS

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

EXHIBIT B

to Security Agreement

PERFECTION CERTIFICATE

[See Attached.]

B-1

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

(Copyrights and Copyright Licenses)

COPYRIGHT SECURITY AGREEMENT, dated as of [            ] [    ], 20[    ], between [NAME OF GRANTOR], a                      corporation1 (the “Grantor”), and GOLDMAN SACHS BANK USA, as Collateral Agent.

WHEREAS, Grantor owns, or in the case of Copyright Licenses is a party to, the Copyright Collateral (as defined below);

WHEREAS, MPG Holdco I Inc. (the “Borrower”), Metaldyne Performance Group Inc. (“Holdings”), certain Subsidiaries party thereto from time to time, the Lenders party thereto and Goldman Sachs Bank USA, as Collateral Agent and Administrative Agent, are parties to a Credit Agreement, dated as of October 20, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to (i) a Security Agreement, dated as of October 20, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, the Guarantors party thereto and Goldman Sachs Bank USA, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Security Documents (including this Copyright Security Agreement), the Grantor has [secured certain of its obligations (the “Obligations”)]2 [secured its guarantee of certain obligations of the Borrower (the “Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in the Collateral of the Grantor, including all right, title and interest of the Grantor in, to and under the Copyright Collateral (as defined below); and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to and upon the terms and conditions contained in the Security Agreement, the Grantor hereby grants to the Grantee, to secure the [Obligations] [Grantor’s Secured Guarantee], a continuing security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each United States Copyright constituting Recordable Intellectual Property owned by the Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;

[1]	Modify as needed if the Grantor is not a corporation.
[2]	Delete these bracketed words if the Grantor is a Guarantor.
[3]	Delete these bracketed words if the Grantor is the Borrower.

(ii) each Copyright License constituting Recordable Intellectual Property to which the Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

(iii) all Proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing;

provided that, notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include any Excluded Assets.

THE PARTIES HERETO AUTHORIZE AND REQUEST THAT THE REGISTER OF COPYRIGHTS OF THE UNITED STATES RECORD THIS SECURITY INTEREST IN THE COPYRIGHT COLLATERAL.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the provisions of this Copyright Security Agreement and the provisions of the Security Agreement, the provisions of the Security Agreement shall govern.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the date first written above.

[NAME OF GRANTOR]

By:
Name: Title:

Acknowledged:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Name: Title:

Schedule 1

to Copyright Security Agreement

[NAME OF GRANTOR]

COPYRIGHTS

Title	Filing Date/Issued Date	Status (Application/Registered)	Application/Registration No.

COPYRIGHT LICENSES

EXHIBIT D

to Security Agreement

PATENT SECURITY AGREEMENT

(Patents and Patent Licenses)

PATENT SECURITY AGREEMENT, dated as of [            ] [__], 20[__], between [NAME OF GRANTOR], a                      corporation1 (the “Grantor”), and GOLDMAN SACHS BANK USA, as Collateral Agent.

WHEREAS, Grantor owns, or in the case of Patent Licenses is a party to, the Patent Collateral (as defined below);

WHEREAS, MPG Holdco I Inc. (the “Borrower”), Metaldyne Performance Group Inc. (“Holdings”), certain Subsidiaries party thereto from time to time, the Lenders party thereto and Goldman Sachs Bank USA, as Collateral Agent and Administrative Agent, are parties to a Credit Agreement, dated as of October 20, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to (i) a Security Agreement, dated as of October 20, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, the Guarantors party thereto and Goldman Sachs Bank USA, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Security Documents (including this Patent Security Agreement), the Grantor has [secured certain of its obligations (the “Obligations”)]2 [secured its guarantee of certain obligations of the Borrower (the “Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in the Collateral of the Grantor, including all right, title and interest of the Grantor in, to and under the Patent Collateral (as defined below); and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to and upon the terms and conditions contained in the Security Agreement, the Grantor hereby grants to the Grantee, to secure the [Obligations] [Grantor’s Secured Guarantee], a continuing security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each United States Patent constituting Recordable Intellectual Property owned by the Grantor, including, without limitation, each Patent referred to in Schedule 1 hereto;

[1]	Modify as needed if the Grantor is not a corporation.
[2]	Delete these bracketed words if the Grantor is a Guarantor.
[3]	Delete these bracketed words if the Grantor is the Borrower.

(ii) each Patent License constituting Recordable Intellectual Property to which the Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

(iii) all Proceeds of and revenues from the foregoing;

provided that, notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include any Excluded Assets.

THE PARTIES HERETO AUTHORIZE AND REQUEST THAT THE COMMISSIONER OF PATENTS AND TRADEMARKS OF THE UNITED STATES RECORD THIS SECURITY INTEREST IN THE PATENT COLLATERAL.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the provisions of this Patent Security Agreement and the provisions of the Security Agreement, the provisions of the Security Agreement shall govern.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the date first written above.

[NAME OF GRANTOR]

By:
Name: Title:

Acknowledged:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Name: Title:

Schedule 1

to Patent Security Agreement

[NAME OF GRANTOR]

PATENTS

Title	Filing Date/Issued Date	Status (Application/Registered)	Application/Registration No.

PATENT LICENSES

EXHIBIT E

to Security Agreement

TRADEMARK SECURITY AGREEMENT

(Trademarks and Trademark Licenses)

TRADEMARK SECURITY AGREEMENT, dated as of [            ] [__], 20[__], between [NAME OF GRANTOR], a                      corporation1 (the “Grantor”), and GOLDMAN SACHS BANK USA, as Collateral Agent.

WHEREAS, Grantor owns, or in the case of Trademark Licenses is a party to, the Trademark Collateral (as defined below);

WHEREAS, MPG Holdco I Inc. (the “Borrower”), Metaldyne Performance Group Inc. (“Holdings”), certain Subsidiaries party thereto from time to time, the Lenders party thereto and Goldman Sachs Bank USA, as Collateral Agent and Administrative Agent, are parties to a Credit Agreement, dated as of October 20, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to (i) a Security Agreement, dated as of October 20, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, the Guarantors party thereto and Goldman Sachs Bank USA, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Security Documents (including this Trademark Security Agreement), the Grantor has [secured certain of its obligations (the “Obligations”)]2 [secured its guarantee of certain obligations of the Borrower (the “Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in the Collateral of the Grantor, including all right, title and interest of the Grantor in, to and under the Trademark Collateral (as defined below); and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to and upon the terms and conditions contained in the Security Agreement, the Grantor hereby grants to the Grantee, to secure the [Obligations] [Grantor’s Secured Guarantee], a continuing security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter acquired or arising:

(i) each United States Trademark constituting Recordable Intellectual Property owned by the Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

[1]	Modify as needed if the Grantor is not a corporation.
[2]	Delete these bracketed words if the Grantor is a Guarantor.
[3]	Delete these bracketed words if the Grantor is the Borrower.

(ii) each Trademark License constituting Recordable Intellectual Property to which the Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each such Trademark licensed pursuant thereto; and

(iii) all Proceeds of and revenues from the foregoing;

provided that, notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include any Excluded Assets.

THE PARTIES HERETO AUTHORIZE AND REQUEST THAT THE COMMISSIONER OF PATENTS AND TRADEMARKS OF THE UNITED STATES RECORD THIS SECURITY INTEREST IN THE TRADEMARK COLLATERAL.

The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the provisions of this Trademark Security Agreement and the provisions of the Security Agreement, the provisions of the Security Agreement shall govern.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the date first written above.

[NAME OF GRANTOR]

By:
Name: Title:

Acknowledged:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Name: Title:

Schedule 1

to Trademark Security Agreement

[NAME OF GRANTOR]

TRADEMARKS

Title	Filing Date/Issued Date	Status (Application/Registered)	Application/Registration No.

TRADEMARK LICENSES

E-5